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                                                                   Exhibit 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated July 18, 1994 included in the National Rural Utilities Cooperative Finance Corporation's Form 10-K for the year ended May 31, 1994 and to all references to our Firm included in or made a part of this registration statement.

                                             /S/ Arthur Andersen LLP
                                            -------------------------
                                                 Arthur Andersen LLP

Washington, D.C.
October 14, 1994